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                                                                   Exhibit 99.03

                 QUINTILES TRANSNATIONAL CORP. AND SUBSIDIARIES
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Quintiles Transnational Corp. (the "Company") on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis B. Gillings, Chairman of the Company certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                     /s/ Dennis B. Gillings
                                                     ----------------------
                                                     Dennis B. Gillings
                                                     Chairman

                                                     April 29, 2003
                                                     ----------------------
                                                     Date

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